UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 04, 2010
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 1530, Bethesda, Maryland		20814

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the registrant’s Current Reports on Form 8-K/A and Form 8-K, as filed on July 12, 2010 and September 13, 2010, respectively, to include the historical unaudited financial statements for the six months ended June 30, 2010 and 2009 for the InterContinental Buckhead Hotel and the Hotel Monaco Washington D.C., which were acquired on July 1, 2010 and September 9, 2010, respectively. The Current Reports on Form 8-K/A and Form 8-K filed on July 12, 2010 and September 13, 2010, respectively, included unaudited interim financial statements for these two hotels presented as of March 31, 2010 and the three months ended March 31, 2010 and 2009.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
InterContinental Buckhead Hotel
Balance Sheet as of June 30, 2010 (unaudited)
Statements of Operations for the six months ended June 30, 2010 and 2009 (unaudited)
Statement of Owner’s Equity in Hotel for the six months ended June 30, 2010 (unaudited)
Statements of Cash Flows for the six months ended June 30, 2010 and 2009 (unaudited)
Notes to Financial Statements
Hotel Monaco Washington D.C.
Balance Sheet as of June 30, 2010 (unaudited)
Statements of Operations for the six months ended June 30, 2010 and 2009 (unaudited)
Statement of Owner’s Equity in Hotel for the six months ended June 30, 2010 (unaudited)
Statements of Cash Flows for the six months ended June 30, 2010 and 2009 (unaudited)
Notes to Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
December 23, 2010	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

InterContinental Buckhead Hotel
Consolidated Balance Sheet

June 30, 2010
(Unaudited)
Assets
Cash and cash equivalents	$50,000
Accounts receivable, net	1,160,016
Prepaid expenses	127,453

Total current assets	1,337,469

Property and equipment:
Land	9,742,453
Building and improvements	68,526,838
Furniture, fixtures, and equipment	33,900,020

112,169,311

Accumulated depreciation	(30,488,402)

Total property and equipment, net	81,680,909
Other assets	31,085

Total assets	$83,049,463

Liabilities and Owner’s Equity in Hotel
Current liabilities:
Accounts payable	$1,025,248
Accrued expenses	1,320,188
Advance deposits	449,575
Other liabilities	744,342

Total current liabilities	3,539,353
Owner’s Equity in Hotel	79,510,110

Total liabilities and owner’s equity in Hotel	$83,049,463

See accompanying notes to financial statements.

InterContinental Buckhead Hotel
Statements of Operations

	Six Months Ended June 30,
	2010	2009
	(Unaudited)	(Unaudited)
Revenue:
Room	$8,639,332	$8,456,080
Food and beverage	6,708,742	6,440,569
Other	1,028,882	906,516

Total revenues	16,376,956	15,803,165

Operating expenses:
Room	2,551,959	2,450,711
Food and beverage	4,100,567	3,973,140
General and administrative	1,333,551	1,407,908
Depreciation	1,988,421	2,933,090
Property management	621,099	548,269
Utilities	621,583	568,755
Marketing and advertising	1,047,916	1,049,644
Insurance	277,068	216,765
Property taxes	505,597	462,828
Other	304,354	334,086

Total operating expenses	13,352,115	13,945,196

Net income	$3,024,841	$1,857,969

See accompanying notes to financial statements.

InterContinental Buckhead Hotel
Statement of Owner’s Equity in Hotel

Balance at December 31, 2009	$82,428,832
Hotel owner distributions (unaudited)	(5,943,563)
Net income (unaudited)	3,024,841

Balance at June 30, 2010 (unaudited)	$79,510,110

See accompanying notes to financial statements.

InterContinental Buckhead Hotel
Statements of Cash Flows

	Six Months Ended June 30,
	2010	2009
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$3,024,841	$1,857,969
Adjustments to reconcile net income to net cash provided operating activities:
Depreciation	1,988,421	2,933,090
Changes in operating assets and liabilities:
Accounts receivable, net	(688,843)	(951,756)
Prepaid expenses	172,364	14,115
Other assets	192,554	(121,318)
Accounts payable	613,155	248,387
Advance deposits	76,446	(119,398)
Accrued expenses and other liabilities	504,979	903,505

Net cash provided by operating activities	5,883,917	4,764,594

Cash flows from investing activities — purchase of property and equipment	—	(42,688)

Cash flows from financing activities — Hotel owner distributions	(5,943,563)	(4,674,169)

Net change in cash and cash equivalents	(59,646)	47,737

Cash and cash equivalents:
Beginning of period	109,646	150,136

End of period	$50,000	$197,873

See accompanying notes to financial statements.

INTERCONTINENTAL BUCKHEAD HOTEL
Notes to Financial Statements
(1)	Description of Business and Basis of Accounting

The InterContinental Buckhead Hotel (the Hotel), is a full-service 422-room hotel located at 3315 Peachtree Road, Atlanta, Georgia. The Hotel is owned by IHC Buckhead, LLC, a Georgia limited liability company (the Company).

The accompanying unaudited financial statements of the Hotel as of June 30, 2010 and for the six-month periods ended June 30, 2010 and 2009, have been prepared pursuant to the Securities and Exchange Commission (SEC) rules and regulations. All amounts included in the notes to the financial statements referring to June 30, 2010, and for the six-month periods ended June 30, 2010 and 2009, are unaudited. The accompanying financial statements reflect, in the opinion of management, all adjustments considered necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Actual results could differ from those estimates.

IHC Buckhead, LLC was a party to a title/leasehold interest exchange arrangement with the Development Authority of Fulton County. The purpose of the arrangement was to obtain a reduction of real estate taxes through 2014. A subsidiary of Pebblebrook was assigned the rights under the agreement in connection with the acquisition of the Hotel. The arrangement with the Development Authority of Fulton County is cancelable by Pebblebrook at any time.

(2)	Summary of Accounting Policies
(a)	Cash and Cash Equivalents

Includes the Hotel’s operating cash accounts, which may include liquid temporary cash investments with maturities of three months or less at the date of purchase which are considered to be cash and cash equivalents.

(b)	Property and Equipment

Building and improvements, furniture, fixtures, and equipment are stated at cost. The cost of additions, alterations, and improvements is capitalized. Expenditures for repairs and maintenance are expensed as incurred.

Depreciation and amortization are computed on the straight-line basis over the following estimated useful lives:

Building and improvements	20 – 50 years
Furniture, fixtures and equipment	3 – 10 years

INTERCONTINENTAL BUCKHEAD HOTEL
Notes to Financial Statements
(c)	Impairment of Long-Lived Assets

Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. No such impairment losses have been recognized to date.

(d)	Revenue Recognition

Hotel revenues are recognized when the services are provided. Revenues consist of room sales, food and beverage sales, and other department revenues such as telephone and gift shop. Additionally, we collect sales, use, occupancy and similar taxes at our hotels which we present on a net basis (excluded from revenues) on our statements of operations.

(e)	Accounts Receivable

Accounts receivable, which primarily represent amounts due from Hotel guests, are presented net of allowances, which were not material at December 31, 2009 or 2008.

(f)	Marketing and Advertising Expenses

Marketing and advertising costs are expensed as incurred.

(g)	Income Taxes

The Hotel is not directly subject to federal, state or local income taxes. However the owner of the Hotel is a limited liability company and may be subject to certain income taxes and the members of the limited liability company are responsible for reporting their share of taxable income or loss on their respective income tax returns.
(3)	Subsequent Events

The Hotel has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 22, 2010, the date the financial statements were available to be issued. On July 1, 2010, the Hotel was acquired by Pebblebrook Hotel Trust (Pebblebrook) for cash consideration of approximately $105 million.

HOTEL MONACO WASHINGTON, D.C.
Balance Sheet

June 30, 2010
(Unaudited)
Assets
Cash	$2,420,852
Restricted cash	3,408,354
Accounts receivable, net	453,051
Prepaid expenses	227,613
Other assets	303,015

Total current assets	6,812,885

Leasehold improvements	$25,437,000
Furniture, fixtures, and equipment	9,817,973

35,254,973
Accumulated depreciation	(12,854,961)

Property and equipment, net	22,400,012

Deferred financing fees, net	122,727

Total assets	$29,335,624

Liabilities and Owner’s Deficit in Hotel
Accounts payable	$510,987
Accrued liabilities	1,246,971
Advance deposits	446,325
Due to affiliates	97,413

Total current liabilities	2,301,696
Long-term debt	$35,000,000

Total liabilities	37,301,696

Owner’s deficit in Hotel	(7,966,072)

Total liabilities and owner’s deficit in Hotel	$29,335,624

See accompanying notes to financial statements.

HOTEL MONACO WASHINGTON, D.C.
Statements of Operations

	Six Months Ended June 30,
	2010	2009
	(unaudited)	(unaudited)
Revenues:
Rooms	$6,871,655	$7,606,368
Food and beverage	3,261,860	3,384,575
Other	298,838	367,674

Total revenues	10,432,353	11,358,617

Operating expenses:
Rooms	1,647,942	1,815,069
Food and beverage	2,372,361	2,439,904
General and administrative	895,266	1,019,854
Marketing	545,308	595,563
Energy	490,704	459,811
Property operation and maintenance	384,059	394,625
Property taxes and insurance	242,396	190,340
Depreciation and amortization	491,329	445,403
Rent	219,948	357,097
Management fee	797,986	581,675
Other	229,806	210,835

Total operating expenses	8,317,105	8,510,176

Other expenses:
Interest expense	(1,036,340)	(1,045,360)

Net income	$1,078,908	$1,803,081

See accompanying notes to financial statements.

HOTEL MONACO WASHINGTON, D.C.
Statement of Owner’s Deficit in Hotel

Balance at December 31, 2009	$(6,922,030)

Hotel owner distributions (unaudited)	(2,122,950)
Net income (unaudited)	1,078,908

Balance at June 30, 2010 (unaudited)	$(7,966,072)

See accompanying notes to financial statements.

HOTEL MONACO WASHINGTON, D.C.
Statements of Cash Flows

	Six Months Ended June 30,
	2010	2009
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$1,078,908	$1,803,081
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred costs	36,818	36,818
Depreciation and amortization	491,329	445,403
Changes in operating assets and liabilities:
Accounts receivable	(305,822)	(93,439)
Prepaid expenses	1,626	32,724
Other assets	(35,259)	212,453
Accounts payable	158,921	98,121
Other current liabilities	444,226	(338,845)

Net cash provided by operating activities	1,870,747	2,196,316

Cash flows from investing activities:
Change in restricted cash (FFE reserve)	(162,635)	183,014
Additions to leasehold improvements and furniture, fixtures, and equipment	(447,221)	(831,484)

Net cash used in investing activities	(609,856)	(648,470)

Cash flows from financing activities — Hotel owner distributions	(2,122,950)	(758,866)

Net increase (decrease) in cash	(862,059)	788,980

Cash and cash equivalents:
Beginning of year	3,282,911	2,889,810

End of year	$2,420,852	$3,678,790

Supplemental cash flow disclosures:
Cash paid for interest	$994,000	$994,000
See accompanying notes to financial statements.

HOTEL MONACO WASHINGTON, D.C.
Notes to Financial Statements
(1)	Description of Business and Basis of Accounting

The Hotel Monaco Washington, D.C. (the Hotel), is a full service 183-room hotel located at 700 F Street, NW, Washington, DC. The Hotel is owned by Tariff Building Associates, L.P., a California limited partnership (the Partnership). The Partnership is an affiliate of Kimpton Group, the manager of the Hotel.

The accompanying unaudited financial statements of the Hotel as of June 30, 2010 and for the six-month periods ended June 30, 2010 and 2009, have been prepared pursuant to the Securities and Exchange Commission (SEC) rules and regulations. All amounts included in the notes to the financial statements referring to June 30, 2010, and for the six-month periods ended June 30, 2010 and 2009, are unaudited. The accompanying financial statements reflect, in the opinion of management, all adjustments considered necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Actual results could differ from those estimates.

The Hotel collateralizes a note payable obligation of the Partnership. Cash from the Hotel’s operations account may be used to fund debt service. Although technically an obligation of the Partnership and not the Hotel, the outstanding principal balance of the note payable, interest expense, deferred financing costs, and related amortization are presented in the financial statements of the Hotel. The outstanding principal balance on the note payable is $35 million. The note bears interest equal to 5.68%. The note payable requires monthly interest only payments through March 2012, the maturity date. In September 2010, Pebblebrook Hotel Trust (Pebblebrook) acquired the Hotel and assumed this note payable obligation (see note 5).

(2)	Significant Accounting Policies
(a)	Cash and Cash Equivalents

Includes the Hotel’s operating cash accounts, which may include liquid temporary cash investments with maturities of three months or less at the date of purchase which are considered to be cash and cash equivalents.

(b)	Restricted Cash

In accordance with the operating agreement, a replacement reserve fund for the purpose of replacements to, and additions of, furniture and equipment is required. The replacement reserve fund is funded with an amount equal to 3% of gross revenue, as defined, on a monthly basis.

(c)	Leasehold Improvements and Furniture, Fixtures and Equipment

The Partnership owns a leasehold interest in the Hotel, which is subject to a leasehold with the U.S. Government (see note 3). Leasehold improvements, furniture, fixtures and equipment are stated at cost. The cost of additions, alterations, and improvements is capitalized. Expenditures for repairs and maintenance are expensed as incurred. Amortization of the leasehold interest and depreciation of the

HOTEL MONACO WASHINGTON, D.C.
Notes to Financial Statements
furniture, fixtures and equipment is computed utilizing the straight-line method over lives of 3 to 40 years.

Construction in progress totaling $426,233 (unaudited) at June 30, 2010 is included in leasehold improvements and furniture, fixtures and equipment. Construction in progress represents renovations to the hotel and is capitalized as the costs are incurred. Renovation projects are generally less than six months in duration, and the hotel remains fully operational while renovations occur. Upon completion of the renovations, depreciation of the improvements commences.

(d)	Impairment of Long-Lived Assets

The Hotel evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. No such impairment losses have been recognized to date.

(e)	Revenue Recognition

Hotel revenues are recognized when the services are provided. Revenues consist of room sales, food and beverage sales, and other department revenues such as telephone and audio/visual. Additionally, we collect sales, use, occupancy and similar taxes at our hotels which we present on a net basis (excluded from revenues) on our statements of operations.

(f)	Accounts Receivable

Accounts receivable, which represent amounts due from Hotel guests, are presented net of allowances, which were not material at June 30, 2010.

(g)	Deferred Financing Costs

Deferred financing costs incurred in connection with the note payable are amortized to interest expense using the straight-line method over the contractual life of the note payable, which approximates the effective-interest method.

(h)	Marketing and Advertising Expenses

Marketing and advertising costs are expensed as incurred.

(i)	Income Taxes

The Hotel is not directly subject to federal, state or local income taxes. However the owner of the Hotel is a limited partnership and may be subject to certain income or other taxes, and the members of the limited partnership are responsible for reporting their share of taxable income or loss on their respective income tax returns.

HOTEL MONACO WASHINGTON, D.C.
Notes to Financial Statements
(3)	Ground Lease

The owner of the Hotel leases the building structure and land under a noncancelable lease with the United States General Services Administration, expiring on November 30, 2059. The lease has been accounted for as an operating lease. The Hotel is required to pay the greater of a base rent or a percentage of gross hotel revenues in excess of $10,000,000 (as adjusted for CPI increases) and gross food and beverage revenues in excess of $4,000,000 (as adjusted for CPI increase), as defined. The percentage of gross hotel revenues and food and beverage revenues ranges from 3% in the initial years to 8.5% in the later years of the lease. In addition, the Hotel is also required to pay a Participation Rent that equals to 20%—25% of net cash flow, as defined in the lease, if certain thresholds are exceeded. Under the lease agreement, the Hotel is also required to distribute to the landlord a portion of the net cash proceeds generated upon the sale or refinancing of the Hotel, after the partners in the Hotel receive their capital and achieve certain internal rate of return on their investment as described in the lease. Percentage rent for the six month periods ended June 30, 2010 and 2009 were approximately $111,000 and $243,000, respectively. There was no participation rent as of June 30, 2010 and 2009.

Base rent was approximately $90,000 for the six month periods ended June 30, 2010 and 2009. Base rent is adjusted upward for the increase, if any, in the Consumer Price Index.

(4)	Related-Party Transactions

The Hotel has entered into a hotel operating agreement with the Kimpton Group to manage the Hotel. In accordance with the hotel operating agreement, the Hotel pays a base management fee of 4% of gross revenues and an incentive fee of 16% of the Hotel’s distributable cash, as defined in the agreement, after payment of a preferred return to the owner of the Hotel.

Under the operating agreement, the Hotel also reimburses the Kimpton Group for the Hotel’s pro rata share of certain group service costs, as defined in the agreement. In addition, the Hotel reimburses the Kimpton Group for the Hotel’s pro rata share of initial development costs and recurring operating costs related to the central reservation system, and costs associated with the guest loyalty program Kimpton In-Touch. Total reimbursements were $132,510 and $144,443 for the six month periods ended June 20, 2010 and 2009, respectively.

The Hotel shares certain costs with other hotels and entities that are managed by or affiliated with the Kimpton Group. The Hotel has total outstanding payables due to the Kimpton Group of $97,413 as of June 30, 2010.

(5)	Subsequent Event

The Hotel has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 22, 2010, the date the financial statements were available to be issued. On September 9, 2010, Pebblebrook acquired the Hotel for $74 million, which includes the assumption of the $35 million note payable.